ADDENDUM TO LEASE AGREEMENT

Attached to and made a part of Lease bearing the Lease reference date of August 20, 2004, between SG&H Partners L.P., A California Company, as Lessor And Lawrence A. Consalvi d.b.a. Elite Machine Tool Company, as Lessee

Below please find additional provisions continued from page 12 of the Lease agreement.

50. Base Rent Schedule: (as per paragraph 1.5) Base Rent increases shall be equal to **three (3%)** percent per annum and shall be implemented on the anniversary date of Lease term.

Year one:	$8,233.00
Year two:	$8,400.00

51. No unauthorized vehicle storage, such as recreational vehicles, motor homes, boats and/or trailers, is permitted.

52. Pursuant to California Law, it is required to disclose that Frank Sator, Manager of SG&H Partners L.P. is a licensed real estate Broker in the states of Nevada and California.

THE PARTIES HERETO AGREE TO THE FOREGOING.

LESSEE:	LESSOR:
Elite Machine Tool Company	SG&H Partners L.P.
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